SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ X ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[    ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

  . . . . . . . . . . . . . . . . . . . . . . .  The Gabelli
Equity Trust Inc.  . . . . . . . . . . . . .  . . . . . . . . . .
 .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . .   . . . . . . . . . . . . .
 . . . . . .
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)	Proposed maximum aggregate value of transaction:

		    . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	5)	Total fee paid:

		   . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[   ]	Fee paid previously with preliminary materials.
[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .



[x]	PLEASE MARK VOTES AS IN THIS EXAMPLE

					For	With-	For All
						hold	Except
1.)	To elect three Directors of the	[     ]	[     ]
[     ]
	Equity Trust.

	James P. Conn, Anthony R. Pustorino, Karl Otto Pohl

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike through the nominee(s) name. You shares will be voted for the remaining nominee(s).

						For	Against	Abstain

2.	To ratify the selection of Price
	Waterhouse LLP as the
	independent accountants of the	[  ]	[  ]	[   ]
	Equity Trust for the year
	ending December 31, 1997.

3.	To approve the revision of
	certain fundamental investment
	restrictions as follows:

						For	Against	Abstain

a)	to amend the restriction	[   ] [   ]		[     ]
	regarding borrowing

						For	Against	Abstain

b)	to amend the restriction	[   ]	[   ]		[      ]
	regarding senior securities

						For	Against	Abstain

c)	to eliminate the restriction	[   ]	[   ]		[     ]
	regarding margin and short
	sales

						For	Against	Abstain

4.)	To approve an amendment		[   ]	[   ]		[     ]
	to the Equity Trust's
	Articles of Incorporation
	relating to the size of the
	Board of Directors

5.)	To consider and vote upon
	such other matters as may
	come before said Meeting or
	any adjournment thereof.

RECORD DATE SHARES:



Please be sure to sign and date this Proxy.	Date	Mark box at
right if comments or address changes have been noted on the
reverse side 	of this card.                [   ]



Shareholder sign here	Co-owner sign here.


DETACH CARD							DETACH CARD


THE GABELLI EQUITY TRUST INC.
This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on May 12, 1997 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposals 2 and 3. Please refer to the Proxy Statement for a discussion of the proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name appears on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?











The Gabelli Equity Trust Inc.
One Corporate Center
Rye, New York 10580-1434
(914) 921-5070
_____________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 12, 1997
_____________


To the Shareholders of
THE GABELLI EQUITY TRUST INC.

	Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May
12, 1997, at 9:30 a.m., for the following purposes:

1.	To elect three Directors of the Equity Trust (PROPOSAL 1);

2.	To ratify the selection of Price Waterhouse LLP as the
independent accountants of the Equity Trust for the year ending
December 31, 1997 (PROPOSAL 2);

3.	To approve the revision of certain fundamental investment
restrictions as follows:
a)	to amend the restriction regarding senior securities
(PROPOSAL 3(a));
b)	to amend the restriction regarding borrowing (PROPOSAL
3(b));
c)	to eliminate the restriction regarding margin and short
sales (PROPOSAL 3(c)); and

4.	To consider and vote upon such other matters as may come
before said meeting or any adjournment thereof.

	These items are discussed in greater detail in the attached
Proxy Statement.

	The close of business on March 3, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

	YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

By Order of the Directors

/s/James E. McKee
JAMES E. MCKEE
Secretary

March 31, 1997


INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity
Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts:  Sign your name exactly as it appears
in the registration on the proxy card.

2.	Joint Accounts:  Either party may sign, but the name of the
party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts:  The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp		ABC Corp.
(2)	ABC Corp		John Doe, Treasurer
(3)	ABC Corp.
		c/o John Doe, Treasurer		John Doe
(4)	ABC Corp., Profit Sharing Plan		John Doe, Trustee

Trust Accounts
(1)	ABC Trust		Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
		u/t/d 12/28/78		Jane Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
		f/b/o John B. Smith, Jr. UGMA		John B. Smith
(2)	John B. Smith		John B. Smith, Jr., Executor



THE GABELLI EQUITY TRUST INC.
ANNUAL MEETING OF SHAREHOLDERS
May 12, 1997
__________
PROXY STATEMENT


	This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on May 12, 1997, at 9:30 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

	In addition to the solicitation of Proxies by mail, officers of the Equity Trust and officers and regular employees of Boston EquiServe, the Equity Trust's transfer agent, affiliates of Boston EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Equity Trust has retained Georgeson and Company Inc. to assist in the solicitation of Proxies for a fee estimated at $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Equity Trust's most recent annual report is available upon request, without charge, by writing the Equity Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Equity Trust at (800) 422-3554.

	If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the election of the nominees as Directors, FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Equity Trust at the above address prior to the date of the Meeting.

	In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

	The close of business on March 3, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

	Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 103,919,670 shares of the Equity Trust outstanding.

	To the knowledge of the management of the Equity Trust, no person owns of record or beneficially 5% or more of the shares of the Equity Trust except that, as of March 3, 1997, 84,850,083 shares were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of such shares, 21,199,157 shares, representing 20.4% of the outstanding shares of the Equity Trust, are held by The Depository Trust Company as nominee for Smith Barney Inc., representing approximately 15,170 discretionary and non-discretionary accounts.

	This Proxy Statement is first being mailed to shareholders on or about March 31, 1997.




PROPOSAL 1:  TO ELECT THREE DIRECTORS OF THE EQUITY TRUST

	At the Meeting, the following three of the eight Directors of the Equity Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified.
The Board of Directors is divided into three classes. Each year the term of office of one class will expire. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of Mr. Conn, who became a Director of the Equity Trust on May 15, 1989 and Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992.



					Position with	Number and
					Equity Trust,	Percentage of
					Business 		Shares of Capital
					Experience		Stock Beneficially
					During Past		Owned** Directly
					Five Years and	or Indirectly on
Name and Business Address	Age			March 3, 1997

James P. Conn
One Corporate Center
Rye, NY  10580-1434		Director of the Equity Trust
	23,251***
					Managing Director of Financial
					Security Assurance Holdings Ltd
					since 1992; President and Chief
					Executive Officer of Bay Meadows
					Operating Company from 1988
					through 1992.  Mr. Conn is 59 years
old.  (1)(2)(10)(14)

Anthony R. Pustorino
One Corporate Center
Rye, NY  10580-1434 		Director of the
					Equity Trust.		8,157***
					Certified Public Accountant.
					Professor of Accounting
					Pace University, since 1965.  Mr.
					Pustorino is
					71 years old. (1)(2)(3)
					(4)(5)(7)(10)(11)(13)

*Karl Otto Pohl
One Corporate Center
Rye, NY  10580-1434		Director of the Equity Trust.
					Partner of				0
					Sal Oppenheim Jr. & Cie (private
					investment bank);
					Currently Board Member of IBM World
					Trade
					Europe/Middle East/Africa Corp.;
					bertelsmann
					AG; Zurich Versicherungs-Gesellschaft
					(insurance);
					the International Advisory Board for
					JP Morgan & Co.;
					Supervisory Board Member of Royal
					Dutch
					(petroleum company) ROBECo/o Group;
					Advisory Director
					of Unilever N.V. and Unilever
	Q				Deutschland.
					Mr. Pohl is 67 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9) (10)(11)(12)


	The following Directors of the Equity Trust will continue to serive in such capacity until their terms of office expire and their successors are elected and qualified.



Name and Business Address	Position with the
					Equity Trust,		Number and
									Percentage of
				Business Experience During	Shares of
									Capital Stock
				Past Five Years,			Beneficially
									Owned**
				Age and Date Term Expires	Directly or
									Indirectly on
									March 3, 1997
*Mario J. Gabelli, CFA
One Corporate Center
Rye, NY  10580-1434	Chairman of the Board and
	1,187,963
				President of the Equity Trust;	(1.14%)
				Chairman of the Board, Chief
				Executive Officer and Chief
				Investment Officer of Gabelli
				Funds, Inc.; Chief Investment
				Officer of GAMCO Investors, Inc.
				, Chairman of the Board and Chief
				Executive Officer of Lynch
				Corporation; Director of Morgan
				Group, Inc. and Spinnaker Industries,
				Inc. Mr. Gabelli is 54
				years old.  (1998)
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)

Dr. Thomas E. Bratter
One Corporate Center
Rye, NY  10580-1434
				Director of the Equity Trust. 8,873***
				Director, President and Founder,
				The John Dewey Academy
				(residential college preparatory
				therapeutic high school).
				Dr. Bratter is 56 years old.  (1998) (10)

Felix J. Christiana
One Corporate Center
Rye, NY  10580-1434
				Director of the Equity Trust. 2,913***
				Retired; formerly Senior Vice President
				of Dollar Dry Dock Savings Bank.  Mr.
				Christiana is 71 years old.  (1998)
				(1)(2)(3)(4)(5)(8)(10)(13)

Bill Callaghan
One Corporate Center
Rye, NY  10580-1434
				Director of the Equity Trust. President
									1,359***
				of Bill Callaghan Associates, Ltd.,
				an executive search company.
				Mr. Callaghan
				is 53 years old.  (1999) (3)(10)

Salvatore J. Zizza
One Corporate Center
Rye, NY  10580-1434
				Director of the Equity Trust. President
									14,602**
				and Chief Executive Officer of The Lehigh
				Group, Inc. (an electrical supply
				wholesaler)
				and President of Binnings Building
				Products.
				Mr. Zizza is 51 years old.  (1999)
				(1)(2)(4)(10)


Directors and Officers as a
Group								1,276,115
								(1.23%)



*	"Interested person" of the Equity Trust, as defined in the
Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is an "interested person" as a result of his employment as an officer of the Equity Trust and its adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from Gabelli Funds, Inc. but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Equity Trust has made such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.

**	For this purpose "beneficial ownership" is defined under
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.

***	Less than 1%.

(1)	Trustee of The Gabelli Asset Fund.	(5)	Director of Gabelli
Equity Series Funds, Inc.
(2)	Trustee of The Gabelli Growth Fund.	(6)	Trustee of The
Gabelli Money Market Funds
(3)	Director of The Gabelli Value Fund Inc.	(7)	Director of
Gabelli Investor Funds, Inc.
(4)	Director of The Gabelli Convertible Securities Fund, Inc.
	(8)	Director of Gabelli Global Series Funds, Inc.
(9)	Director of Gabelli Gold Fund, Inc.	(12)	Director of Gabelli
International Growth Fund, Inc.
(10)	Director of Gabelli Global Multimedia Trust Inc.	(13)
	Trustee of The Treasurer's Fund, Inc.
(11)	Director of Gabelli Capital Series Funds, Inc.	(14)	Trustee
of the Westwood Funds


	The Equity Trust pays each Director not affiliated with Gabelli Funds, Inc. (the "Investment Adviser") or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. Prior to July 1, 1996, the Equity Trust paid each unaffiliated Director a fee of $10,000 per year plus $1,000 per meeting attended, together with the Directors actual out-of-pocket expenses. The aggregate remuneration paid by the Equity Trust to such Directors during the fiscal year ended December 31, 1996, amounted to $117,681.31.

	During the year ended December 31, 1996, the Directors of the Equity Trust met four times, none of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R. Pustorino serve on the Equity Trust's Audit Committee and these Directors are not "interested persons" of the Equity Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Equity Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Equity Trust. During the fiscal year ended December 31, 1996, the Audit Committee met twice.

	The Directors serving on the Equity Trust's Nominating Committee are Felix J. Christiana (Chairman) and Salvatore J. Zizza, and these Directors are not "interested persons" of the Equity Trust as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 1996. The Equity Trust does not have a standing compensation committee.

	Bruce N. Alpert, Vice President and Treasurer of the Equity Trust, Marc S. Diagonale, Vice President of the Equity Trust, and James E. McKee, Secretary of the Equity Trust, are the only executive officers of the Equity Trust not included in the listing of Directors above. Mr. Alpert is 45 years old and has served as an officer of the Equity Trust since August 1988. He currently serves as Vice President and Chief Operating Officer of the Investment Advisory Division of the Investment Adviser and as an officer for each mutual fund managed by the Investment Adviser and Teton Advisers LLC. Mr. Diagonale is 30 years old and served as a client services representative for Gabelli & Company, Inc. from March 1993 until he became Assistant Vice President of the Equity Trust on May 9, 1994. He was appointed Vice President of the Equity Trust on February 22, 1995. Prior to 1993, Mr. Diagonale was a masters of business administration student at New York University. Mr. McKee is 33 years old and has served as Secretary of the Equity Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Investment Adviser and Teton Advisers LLC. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. From 1989 through 1992 he served as a staff attorney with the Securities and Exchange Commission in New York. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

	The following table sets forth certain information regarding the compensation of the Equity Trust's directors and officers.
With the exception of Mr. Diagonale, officers of the Equity Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust.




Compensation Table
Fiscal Year Ended December 31, 1996

								Total
				Aggregate			Compensation
Name of Person		Compensation from		from the
and Position			the Equity Trust		Equity Trust
								and Fund
								Complex Paid to
								Directors and Officer*

Mario J. Gabelli
Chairman of the Board		0				0 (13)

Dr. Thomas E. Bratter		$15,500			$20,500 (2)
Director

Bill Callaghan				$15,500			$34,500 (3)
Director

Felix J. Christiana			$17,500			$74,000 (9)
Director

James P. Conn				$15,500			$36,500 (5)
Director

Karl Otto Pohl				$14,500	$		77,750 (13)
Director

Anthony R. Pustorino			$17,500			$84,500 (10)
Director

Salvatore J. Zizza Director		$15,500			$42,500 (5)

Marc S. Diagonale			$125,000			$125,000 (1)
Vice President


_______________
*	Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 by investment companies (including the Equity Trust) from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.


Required Vote

	In the election of Directors of the Equity Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the three positions.

	THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED
DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
PROPOSAL
TO ELECT THREE DIRECTORS OF THE EQUITY TRUST.




PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST FOR THE YEAR ENDING
DECEMBER 31, 1997

	Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Equity Trust to serve as independent accountants for the Equity Trust's fiscal year ending December 31, 1997. Price Waterhouse LLP has advised the Equity Trust that it is independent with respect to the Equity Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").

	Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

	Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Equity Trust represented at the Meeting if a quorum is present.

	THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
PROPOSAL
TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST FOR THE YEAR ENDING DECEMBER 31,
1997.

PROPOSAL 3:  AMENDMENTS TO THE EQUITY TRUST'S FUNDAMENTAL
INVESTMENT RESTRICTIONS

General

	The Equity Trust has adopted investment restrictions that govern its operations generally. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Equity Trust, while non-fundamental investment restrictions may be changed by the Equity Trust's Board of Directors if it deems it in the best interest of the Equity Trust and its shareholders to do so.

	Recently, the U.S. Congress enacted legislation affecting the regulatory framework governing the mutual fund industry and prompting a review of the Equity Trust's existing fundamental investment restrictions and a proposal for certain amendments. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law." Applicable law can change from time to time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that future changes in the law would not require the Equity Trust to seek shareholder approval to amend a restriction to conform it to applicable law then in effect.

	The proposed changes to the investment restrictions are designed to provide the Equity Trust with greater investment flexibility, to promote operational efficiencies and facilitate monitoring of compliance and to provide greater opportunities to enhance performance for the common shareholders of the Equity Trust. Shareholders are asked to consider the following proposals for changes to the Equity Trusts policies, each of which requires a separate vote.

	Except as otherwise indicated, the proposed changes to the investment restrictions are not expected to affect materially the current investment techniques employed by the Equity Trust.



a)	Amend the Equity Trust's Investment Restriction Regarding the
Issuance of Senior Securities

	The Equity Trust currently is prohibited from issuing senior securities but is allowed to mortgage or pledge securities in connection with permissible borrowings. The current restriction reads as follows: "The Fund may not issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities it owns or holds except as may be necessary in connection with borrowings mentioned . . . above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the total assets of the Fund taken at the lesser of cost or market value and except that collateral arrangements with respect to the writing of options or any other hedging activity shall not be deemed a pledge of assets or the issuance of a senior security." The proposed restriction instead substitutes a limitation on the issuance of senior securities based upon applicable law, as follows: "The Fund may not issue senior securities, except to the extent permitted by applicable law." The purpose of the proposed amendment is to ensure that the Equity Trust's policy concerning senior securities affords it the maximum ability to adapt to economic, market and regulatory conditions as they arise.

	Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is considered generally to be an obligation of the Equity Trust that has a claim to the assets or earnings of the Equity Trust that takes priority over the claims of holders of common stock of the Equity Trust.
The 1940 Act generally prohibits closed-end investment companies such as the Equity Trust from issuing senior securities unless certain asset coverage tests and other restrictions are satisfied.

	The proposed amendment would enable the Equity Trust to issue debt securities or preferred stock whose holders would have priority over holders of the Equity Trusts common shares as to distribution of assets or payment of dividends or interest. If this proposal is approved, the Board of Directors intends to consider the issuance of preferred stock, the preferences, rights, powers and restrictions of which will be determined by the Board prior to issuance.

	A leveraged capital structure creates certain special risks and benefits not associated with unleveraged funds having similar investment objectives and policies. If the Equity Trust were to issue preferred stock or debt and incur an obligation to pay dividends or interest, any investment income or gains earned from the capital contributed by the purchase of the senior securities which is in excess of the interest or dividends due thereon will cause the net asset value of the Equity Trust's shares to increase to a greater extent than would otherwise be the case. Conversely, if the investment performance of the capital contributed by the purchasers of the senior securities fails to cover the interest or dividends on such capital, the net asset value of the Equity Trust would decrease to a greater extent than would otherwise be the case, and dividends on the shares from earnings may be reduced or eliminated. A leveraged capital structure may be implemented only if the Board of Directors of the Equity Trust determines in light of all relevant circumstances that to do so would be in the best interests of the Equity Trust and its shareholders.

b)	Amend the Equity Trust's Investment Restriction Regarding
Borrowing

	Under the 1940 Act, the Equity Trust is required to state its policy relating to borrowing. The Equity Trust's current fundamental policy provides that "the Fund may not borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes.
Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above." The proposed investment restriction would read as follows: "The Fund may not borrow money, except to the extent permitted by applicable law."

	The purpose of the proposed amendment is to ensure that the Equity Trusts policy concerning borrowing affords it the maximum ability to adapt to economic, market and regulatory conditions as they arise. The 1940 Act limits the ability of the Equity Trust to engage in borrowing to protect shareholders. Generally, under the 1940 Act limitations, the Equity Trust may borrow only from banks and then must set aside high quality liquid assets in an amount equal to 300% of the borrowed amount. In addition, the 1940 Act would permit the Equity Trust to obtain a temporary loan in an amount not to exceed 5% of its total assets at the time of borrowing.

	Although the proposed investment restriction would in effect raise the limitation on borrowing to a maximum of 33 1/3% of the Funds assets, the Equity Trust currently does not plan to change any of its borrowing limitations.

c)	Elimination of the Equity Trust's Fundamental Investment
Restriction Regarding Margin and Short Sales

	Currently, the Equity Trust maintains a fundamental policy limiting its use of margin and short sales, as follows: "The Fund may not purchase any securities on margin or make short sales of securities, except that the Equity Trust may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities." This policy is not required to be fundamental. If the proposal is approved by shareholders, the Equity Trust's Board of Directors intends to adopt non-fundamental policies addressing these issues.

	The Equity Trust intends to permit certain short sales. A short sale is a transaction in which a fund sells a security it does not own. The Equity Trust would permit short sales of securities so long as the market value of the securities sold short of any one issuer will not exceed 5% of the Equity Trust's total assets. The Equity Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Equity Trust exceeds 25% of the value of its total assets or the Equity Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. However, the Equity Trust would be permitted to make short sales "against the box" without regard to such limitations. Short sales "against the box" are short sales in which, at the time of the short sale, the Equity Trust owns or holds an immediate and unconditional right to acquire the security at no additional cost. The Equity Trust would be limited to not more than 25% of its total assets being held as collateral for such sales. The Equity Trust does not expect to purchase securities on margin.

	The Board of Directors believes that the Equity Trust's current policy prohibiting short sales unnecessarily restricts the Equity Trust from taking advantage of potential investment opportunities and techniques. Shareholders should note, however, that the short sale of a security is considered a speculative investment technique.

Required Vote

	The proposed changes to the Equity Trusts fundamental investment restrictions as set forth in proposals 3(a) through (c) require a separate vote on each restriction. Approval of each restriction requires the affirmative vote of a majority of the outstanding voting securities of the Equity Trust which, as defined in the 1940 Act, means the lesser of (a) 67% of the shares present at a meeting of its shareholders if a quorum is present or (b) more than 50% of the outstanding shares of the Equity Trust.

	THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
DIRECTORS, RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS TO AMEND
OR ELIMINATE CERTAIN OF THE EQUITY TRUSTS FUNDAMENTAL INVESTMENT
RESTRICTIONS.

The Investment Adviser and Administrator

	Gabelli Funds, Inc. acts as investment adviser and administrator to the Equity Trust. The business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-
1434.

Compliance with the Securities Exchange Act of 1934

	Section 16(a) of the Exchange Act and Section 30(f) of the 1940 Act and the rules thereunder require the Equity Trust's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who own more than ten percent of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Equity Trust believes that during 1996, such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

	If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) provides that the three candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Equity Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded. The consideration of the amendment or elimination of certain fundamental investment restrictions (Proposals 3(a) through (c)) requires approval of a 1940 Act majority; therefore, abstentions and broker non-votes have the effect of a negative vote on the proposal.

	Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual
Report dated June 30, 1997.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

	All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 1998, must be received by the Equity
Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than December 1, 1997.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.